                                                                   EXHIBIT 4.6


                      AMENDMENT NO. 3 TO LOAN AGREEMENT

     This Amendment No. 3 to the Amended and Restated Loan Agreement (this "Amendment") dated as of December 31, 1999 is entered into with references to the Amended and Restated Loan Agreement dated as of July 31, 1996, among Eldorado Resorts LLC, a Nevada limited liability company ("Borrower"), the Banks therein named, and Bank of America National Trust and Savings Association (now, Bank of America, N.A.), as Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings. Borrower and the Administrative Agent, acting with the consent of the Requisite Banks in accordance with Section 11.2 of the Loan Agreement, hereby amend the Loan Agreement as follows:

1. AMENDMENT TO MINIMUM MEMBER'S EQUITY REQUIREMENT. Section 6.12 of the Loan Agreement is hereby amended to read in full as follows:

    6.12 MEMBERS EQUITY. Permit Members' Equity, as of the last day of any Fiscal Quarter to be less than the sum of (a) $70,000,000, plus (b) 30% of Net Income for each Fiscal Quarter having then ended since January 1, 2000 (without reduction for any net loss having occurred in any such Fiscal Quarter), plus (c) 75% of any Net Cash Proceeds received by Borrower or its Subsidiaries since January 1, 2000.

2. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of the following:

          (a) Counterparts of this Amendment executed by Borrower and the Administrative Agent acting on behalf of the Banks;

          (b) Written consents to the execution, delivery and performance hereof from each of the Banks.

3. REPRESENTATION AND WARRANTY. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

4. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

                                  ELDORADO RESORTS LLC

                                  By: /s/ DONALD L. CARANO
                                     -----------------------------------------
                                     Donald L. Carano, Chief Executive Officer

                                BANK OF AMERICA, N.A., as Administrative Agent

                                By: /s/ SCOTT FABER
                                    ------------------------------------------
                                    Scott Faber, Principal


The undersigned hereby consents to the execution, delivery and performance by Borrower, the Banks and the Administrative Agent of the foregoing Amendment No. 3 to Loan Agreement. The undersigned represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty and the other Loan Documents executed by the undersigned, and that the same remain in full force and effect:

ELDORADO CAPITAL CORPORATION

By:    DONALD L. CARANO
       ---------------------
Title: President
       ---------------------

                               CONSENT OF BANK

     This Consent of Bank is delivered with reference to the Amended and Restated Loan Agreement dated as of July 31, 1996, among Eldorado Resorts LLC, the Banks therein named, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.


    BANK OF AMERICA, N.A.
------------------------------
[Typed/Printed Name of Bank]

By: /s/ SCOTT FABER
    --------------------------

  Principal -- Scott Faber
------------------------------
[Typed/Printed Name and Title]


Dated as of December 21, 1999

                               CONSENT OF BANK

     This Consent of Bank is delivered with reference to the Amended and Restated Loan Agreement dated as of July 31, 1996, among Eldorado Resorts LLC, the Banks therein named, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.


      BANK OF SCOTLAND
------------------------------
[Typed/Printed Name of Bank]

By: /s/ ANNIE GLYNN
    --------------------------
        Annie Glynn
   Senior Vice President
------------------------------
[Typed/Printed Name and Title]


Dated as of December 22, 1999

                               CONSENT OF BANK

     This Consent of Bank is delivered with reference to the Amended and Restated Loan Agreement dated as of July 31, 1996, among Eldorado Resorts LLC, the Banks therein named, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.


   FIRST SECURITY BANK, N.A.
--------------------------------
[Typed/Printed Name of Bank]

By: /s/ DAVID P. WILLIAMS
    ----------------------------

David P. Williams, Vice President
--------------------------------
[Typed/Printed Name and Title]


Dated as of December 21, 1999

                               CONSENT OF BANK

     This Consent of Bank is delivered with reference to the Amended and Restated Loan Agreement dated as of July 31, 1996, among Eldorado Resorts LLC, the Banks therein named, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.


      SOCIETE GENERALE
------------------------------
[Typed/Printed Name of Bank]

By: /s/ JANE VAN BRUSSEL
    --------------------------
         Jane van Brussel
         Vice President
------------------------------
[Typed/Printed Name and Title]


Dated as of December 28, 1999

                               CONSENT OF BANK

     This Consent of Bank is delivered with reference to the Amended and Restated Loan Agreement dated as of July 31, 1996, among Eldorado Resorts LLC, the Banks therein named, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.


U.S. BANK NATIONAL ASSOCIATION
------------------------------
[Typed/Printed Name of Bank]

By: /s/ MARK ESNOZ
    --------------------------

  Mark Esnoz, Vice President
------------------------------
[Typed/Printed Name and Title]


Dated as of December 22, 1999

                               CONSENT OF BANK

     This Consent of Bank is delivered with reference to the Amended and Restated Loan Agreement dated as of July 31, 1996, among Eldorado Resorts LLC, the Banks therein named, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.


WELLS FARGO BANK, NATIONAL ASSOCIATION
--------------------------------------
[Typed/Printed Name of Bank]

By: /s/ JOHN BYDALEN
    ----------------------------------

John Bydalen, Vice President
--------------------------------------
[Typed/Printed Name and Title]


Dated as of December 27, 1999